EXECUTION VERSION

CHARTER COMMUNICATIONS, INC.

5,000,000 Shares of Class A Common Stock

UNDERWRITING AGREEMENT

Dated August 8, 2012

August 8, 2012
Citigroup Global Markets Inc.
388 Greenwich
New York NY 10013

Ladies and Gentlemen:
Certain stockholders of Charter Communications, Inc., a Delaware corporation (the “Company”), named in Schedule I hereto (the “Selling Stockholders”) severally and not jointly propose, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule II hereto (the “Underwriters”) an aggregate of 5,000,000 shares (the “Shares”) of Class A common stock, par value $0.001 per share, of the Company (the “Common Stock”), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule I hereto. All references herein to the “Representatives” of the several underwriters shall mean Citigroup Global Markets Inc.
The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-3 (File No. 333-170530), as amended, including a prospectus (the “Base Prospectus”). The Company has also filed, or proposes to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement relating to the Shares (the “Prospectus Supplement”). Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with the confirmation of sales of the Shares and the term “Preliminary Prospectus” means the preliminary prospectus supplement dated August 8, 2012 specifically relating to the Shares together with the Base Prospectus. Any reference in this Agreement to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Base Prospectus, Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Shares Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Shares were first made on August 8, 2012 at 4:45 p.m. (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Prospectus and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto, if any, as constituting part of the Time of Sale Information.
This Agreement and the related agreements and instruments to which the Company of any of its subsidiaries is a signatory are referred to herein as the “Transaction Documents.”
1.Representations and Warranties:

A.    Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:
(a)No order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus, as of its date, the Time of Sale Information, at the Time of Sale and at the Time of Delivery, and the Prospectus, as of its date and at the Time of Delivery, and any amendments or supplements thereto do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters or the Selling Stockholders furnished in writing to the Company by or on behalf of an Underwriter through the Representatives or by a Selling Stockholder expressly for use in the Preliminary Prospectus, the Time of Sale Information or the Prospectus. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom;

(b)The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto, which constitute part of the Time of Sale Information, and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Time of Sale Information, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter or Selling Stockholder furnished to the Company in writing by such Underwriter through the Representatives or by a Selling Stockholder expressly for use in any Issuer Free Writing Prospectus;

(c)The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company or any of its affiliates. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Time of Delivery, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter or Selling Stockholders furnished to the Company in writing by such Underwriter through the Representatives or by a Selling Stockholder expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto;

(d)The Company has not sustained since the date of the latest audited financial statements included in each of the Registration Statement, the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus; and, since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any change in the capital stock or limited liability company interests or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members' or stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus;

(e)The Company has good and marketable title to all real property and good and valid title to all personal property owned by it reflected as owned in the financial statements included in each of the Registration Statement, the Time of Sale Information and the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Registration Statement, the Time of Sale Information and the Prospectus or except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(f)The Company has been duly incorporated and is validly existing as a corporation, under the laws of the State of Delaware and has been duly qualified as a foreign corporation, for the transaction of business in and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, members' or stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); each of the Company's subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, in each case except such as would, individually or in the aggregate, not result in a Material Adverse Effect;

(g)All the outstanding ownership interests of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding capital stock, limited liability company interests or partnership interests, as the case may be, of each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each a “Significant Subsidiary”) have been duly and validly authorized and issued, are fully paid and nonassessable and (except as otherwise set forth in the Time of Sale Information and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(h)The Company has registered the Shares in the name of Cede & Co. or another nominee designated by the Depository Trust Company, in each case in its share registry in accordance with its certificate of incorporation, by-laws and applicable law;

(i)This Agreement has been duly authorized and executed by the Company;

(j)The Company has all necessary corporate power and authority to execute and deliver this Agreement, and to perform all of its obligations hereunder;

(k)The Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

(l)The Company has an authorized capitalization as set forth in each of the Time of Sale Information and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Capital Stock contained in each of the Time of Sale Information and Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non−assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as otherwise set forth in the Time of Sale information and the Prospectus). None of the outstanding shares of Common Stock, including the Shares to be purchased by the Underwriters from the Selling Stockholders, were issued in violation of the preemptive or other similar rights of any securityholder of the Company;

(m)The Common Stock is listed on the NASDAQ Global Select Market under the symbol “CHTR.” If required, the Company has notified the NASDAQ Global Select Market of its intention to list the Shares on such market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the NASDAQ Global Select Market, nor has the Company received any notification that the Commission is contemplating terminating such registration or that the NASDAQ Global Select Market is contemplating terminating such listing;

(n)The documents or sections of documents incorporated by reference into each of the Registration Statement, the Time of Sale Information and the Prospectus (collectively, the “Incorporated Documents”) complied as of the Time of Sale, in all material respects with all applicable requirements of the Securities Act and the Exchange Act and when read together with the Time of Sale Information and the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(o)Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares;

(p)The sale of the Shares and the compliance by the Company with all provisions of each of the Transaction Documents, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996 (collectively, the “Cable Acts”) or any order, rule or regulation of the Federal Communications Commission (the “FCC”), except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Company from performing any of its obligations under this Agreement or any of the other Transaction Documents to which it is, or is to be, a party; nor will such action result in any violation of the certificate of incorporation or bylaws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts or any order, rule or regulation of the FCC, for the offer and sale of the Shares or the consummation by the Company of the transactions contemplated in this paragraph (p), except (i) such consents, approvals, authorizations, orders, registrations or qualifications as have been made and (ii) such as may be required under state or foreign securities laws in connection with the purchase and resale of the Shares by the Underwriters;

(q)The Company is not and none of its subsidiaries are (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Company or any of its subsidiaries or any of its properties or assets, including, without limitation, the Cable Acts or any order, rule or regulation of the

FCC, except, in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect;

(r)The statements set forth in each of the Time of Sale Information and the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption “Underwriting” and “Certain U.S. Federal Income Tax Consequences” in the Time of Sale Information and the Prospectus insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, are accurate in all material respects;

(s)Other than as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings (including, without limitation, by the FCC or any franchising authority) pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely with respect to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Company and, except as disclosed in the Time of Sale Information and the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(t)Each of the Company and its subsidiaries carries insurance (including, without limitation, self-insurance) in such amounts and covering such risks as in the reasonable determination of the Company is adequate for the conduct of its business and the value of its properties;

(u)Except as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Company or its subsidiaries which is pending or, to the best knowledge of the Company, threatened which would, individually or in the aggregate, have a Material Adverse Effect;

(v)The Company is not, and after giving effect to the offering and sale of the Shares will be, an “investment company” or any entity “controlled” by an “investment company” as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”);

(w)The consolidated financial statements (including the notes thereto), contained in or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as otherwise noted therein). The selected historical financial data contained in or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been prepared in accordance with the Commission's rules and guidelines applicable thereto;

(x)KPMG LLP, who has certified the annual financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, is a firm of independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board, based upon representations by such firm to the Company;

(y)The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, “Intellectual Property”) necessary to conduct the business now or proposed to be operated by each of them as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or its subsidiaries has received any notice of infringement of or conflict with (and none actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect;

(z)Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, the Company, and its subsidiaries have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including, without limitation, the FCC), all requirements under the Cable Acts (including those that may be required on behalf of the Selling Stockholders), and all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Time of Sale Information and the Prospectus, except to the extent that the failure to so obtain, declare or file would not, individually or in the aggregate, have a Material Adverse Effect;

(aa)The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof and have paid all taxes shown as due thereon, except where the failure to so file such returns or so pay would not, individually or in the aggregate, have a Material Adverse Effect; and there is no tax deficiency that has been asserted against the Company or any of the Company's subsidiaries (other than those which the amount or validity thereof are currently being challenged in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant entity) that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(bb)    Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(cc)    Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus: (i) each of the franchises held by, or necessary for any operations of, the Company and its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, is in full force and effect, with no material restrictions or qualifications; (ii) to the best knowledge of the Company, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchises, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which would be reasonably likely to result, individually or in the aggregate, in any other material impairment of the rights of the Company and the Company's subsidiaries in such franchises; and (iii) the Company has no reason to believe that any franchise that is material to the operation of the Company and its subsidiaries will not be renewed;

(dd)    Each of the programming agreements entered into by, or necessary for any operations of, the Company or its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, is in full force and effect (or in any cases where the Company or its subsidiaries and any suppliers of content are operating in the absence of an agreement, such content providers and the Company and its subsidiaries provide and receive service in accordance with terms that have been agreed to or consistently acknowledged or accepted by both parties, including, without limitation, situations in which providers or suppliers of content accept regular payment for the provision of such content); and to the best knowledge of the Company, no event has occurred (or with notice of lapse of time or both would occur) which would be reasonably likely to result in the early termination or non-renewal of any such programming agreements and which would, individually or in the aggregate, result in a Material Adverse Effect;

(ee)    The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, for purposes of clauses (i) through (iii) above, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect;

(ff)    None of the Company or any of its subsidiaries and, to the best knowledge of the Company, no director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries or parent entities has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(gg)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(hh)    None of the Company or any of its subsidiaries or, to the knowledge of the Company, no director, officer, agent, employee or affiliate of the Company or any of its subsidiaries or parent entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(ii)    The Company maintains a system of disclosure controls and procedures to ensure that material information relating to the Company and its subsidiaries, is made known to it by others within those entities, particularly during the period in which the periodic reports are being prepared;

(jj)    There is, and has been, no failure on the part of the Company or its subsidiaries, or any of their directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications;

(kk)    The statistical and market-related data included in the Time of Sale Information and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate; and

(ll)    Each of the material relationships and transactions specified in Item 404 of Regulation S‑K have been so described in each of the Registration Statement, the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement thereto).

B.    Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:
(a)    This Agreement has been duly authorized, executed and delivered by such Selling Stockholder;
(b)    The delivery and sale of the Shares and the compliance by the Selling Stockholders with all provisions of each of the Transaction Documents, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or by which such Selling Stockholder is bound or to which any of its properties or assets is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its properties, except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement, from performing any of their respective obligations under this Agreement or any of the other Transaction Documents to which they are, or are to be, a party; nor will such action result in any violation of the provisions of the constituent documents of such Selling Stockholder if such Selling Stockholder is a corporation or other entity; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required, for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and the performance by such Selling Stockholder of its obligations under this Agreement except (A) as may be required under the Cable Acts or any order, rule or regulation of the

FCC, (B) such as may be required by the Securities Act, the Exchange Act and the securities or blue sky laws of the various states and (C) such others as have been obtained or made in connection with the offer and sale of the Shares;
(c)    Such Selling Stockholder has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code (the "UCC") in respect of, the Shares to be sold by such Selling Stockholder, as of the Closing Date, such Shares will be free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

(d)    Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by the Depository Trust Company ("DTC"), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any "adverse claim," within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (w) the Underwriters are purchasing such Shares without notice of any adverse claim, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case in the Company's share registry in accordance with its certificate of incorporation, by-laws and applicable law, (y) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(e)    Such Selling Stockholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Time of Sale Information to sell its Shares pursuant to this Agreement.

(f) (i) The Registration Statement, when it became effective, did not contain, and as amended or supplemented, if applicable, as of the Closing Date, will not contain any untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) as of the Time of Delivery, the Time of Sale Information did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, as of the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph are limited to statements or omissions made in reliance upon and in conformity with information relating to such Selling Stockholder furnished to the company in writing by such Selling Stockholder expressly for use in the Registration Statement, the Time of Sale Information, the Prospectus or any amendments or supplements thereto.
(g) Such Selling Stockholder will not use any of the proceeds received by it from the sale of the Shares pursuant to this Agreement to fund any operations in, to finance any investments, projects or activi-

ties in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by OFAC (other than as permitted under such economic sanction); and
(h) Except for the free writing prospectuses, if any, identified in Annex A hereto, and electronic road shows, if any, each furnished to the Underwriters before first use, such Selling Stockholder, including such Selling Stockholder's agents and representatives, has not prepared, used or referred to, and will not, without the Representatives' prior written consent, prepare, use or refer to, any “free writing prospectus” (as defined in Rule 405) and has not distributed any written materials in connection with the offer or sale of the Shares.
2.Purchase and Sale of Shares. Subject to the terms and conditions herein set forth, each Selling Stockholder, severally and not jointly, agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from such Selling Stockholder at a purchase price of $73.00 per share, the number of Shares (subject to adjustment to eliminate fractional shares as you may determine) that bears the same proportion to the number of Shares to be sold by such Selling Stockholder as set forth on Schedule I as the number of Shares set forth on Schedule II opposite the name of such Underwriter bears to the total number of Shares.

3.Representations, Warranties and Covenants of the Underwriters. Upon the authorization by you of the release of the Shares, the Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus.

4.Delivery and Payment.

(a)The Shares to be purchased by each Underwriter hereunder will be delivered to the Underwriters through the facilities of The Depository Trust Company (“DTC”) or its designated custodian for the account of such Underwriters, against payment by the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholders to the Representatives at least 48 hours in advance. The time and date of such delivery and payment shall be 9:30 a.m., New York time, on August 15, 2012 or such other time and date as the Representatives, the Company and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery”.

(b)The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof will be delivered at such time and date at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005 or such other location as the parties mutually agree (the “Closing Location”), and the Shares will be delivered to the DTC, all at the Time of Delivery. A meeting will be held at the Closing Location at 6:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.Agreements of the Company. The Company agrees with each of the Underwriters:

(a)That the Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Term Sheet in the form of Annex B hereto) to the extent required by Rule 433 under the Securities Act, and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Time of Delivery;

(b)That before finalizing the Prospectus or making or distributing any amendment or supplement to any of the Registration Statement, Time of Sale Information or the Prospectus or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Underwriters and counsel for the Underwriters a copy of the proposed Prospectus or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Prospectus, amendment or supplement or file any such document with the Commission to which the Underwriters reasonably object;

(c)That before making, preparing, using, authorizing, approving or referring to any Issuer Free Writing Prospectus, the Company will furnish to the Underwriters and counsel for the Underwriters a copy of such Issuer Free Writing Prospectus for review and will not make, prepare, use, authorize, approve or refer to any such Issuer Free Writing Prospectus to which the Underwriters reasonably object;

(d)Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or limited liability company, as the case may be, or to file a general consent to service of process in any jurisdiction;

(e)The Company will deliver, without charge, to the Representatives, during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' reports in the Prospectus, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in, such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of the Prospectus Delivery Period, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Prospectus, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer;

(f)That if at any time during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information or Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information or Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Underwriters such amendments or supplements to any of the Time of Sale Information or Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information or Prospectus as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information or Prospectus will comply with law;

(g)That during the period beginning from the date hereof and continuing until the date 45 days after the Time of Delivery, not to, and not permit any of their respective subsidiaries or anyone authorized to act on behalf of the Company or its controlled affiliates, to, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, hypothecate or otherwise dispose of, grant any option to purchase, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the Exchange Act or engage in any hedging or derivative transaction the value of which is derived from, any Common Stock or, with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any similar securities, or  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or agree, or publicly announce the intention, to do any of the foregoing. The foregoing sentence shall not apply to (i) the Shares to be sold hereunder, (ii) any Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (iii) any Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus and (iv) any Common Stock or derivative security to be sold by any Selling Stockholder or any affiliate thereof whether pursuant to that certain Registration Rights Agreement dated November 30, 2009 (the “Registration Rights Agreement”) or otherwise other than any such sale prohibited by this Agreement;

(h)That the Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

(i)That the Company will make generally available to security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement;

(j)That the Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act;

(k)Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(l)To use the net proceeds received from the sale, if any, of the Shares pursuant to this Agreement in the manner specified in each of the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” therein;

(m)Except as otherwise permitted by Regulation M under the Exchange Act, neither the Company nor any of its affiliates will take, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

(n)The Company will use its best commercial efforts to effect and maintain the listing of the Shares on the NASDAQ Global Select Market.

6.Agreement to Pay Certain Fees.

(a)The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the sale of the Shares and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectus, any other Time of Sale Information, any Issuer Free Writing Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing and distributing the Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b)

hereof, including, without limitation, the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) the cost of preparing any certificates for the Shares; (v) all expenses and fees incurred in connection with the book-entry transfer of the Shares by DTC; (vi) the cost of any filings required by FINRA; (vii) any fees and expenses related to listing the Shares on the NASDAQ Global Select Market; (viii) fees, charges and disbursements of Counsel to the Selling Stockholders, including, for the avoidance of doubt, any expenses of Counsel to the Selling Stockholders in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus; (ix) fees, charges and disbursements of the Company's independent public accountants, including in the connection with the delivery of customary “comfort letters” and (x) all other costs and expenses incident to the performance of its and the Selling Stockholders' obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6 and Sections 9 and 12 hereof, the Underwriters will pay all their own costs and expenses, including, without limitation, the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

(b)If (i) this Agreement is terminated pursuant to Section 12, (ii) the Selling Stockholders for any reason fail to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

(c)The Selling Stockholders will pay or cause to be paid all Selling Expenses. “Selling Expenses” means the underwriting fees, discounts, selling commissions and stock transfer taxes (to the extent not rebated) applicable to all Shares sold hereunder and legal expenses not included within Section 6(a)(viii) above.

(d) the Representatives agree to pay New York State stock transfer tax, and the Selling Stockholders agree to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated.

7.Certain Other Agreements. (a) Each Underwriter severally agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 1(b) or Section 5 above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”). Notwithstanding the foregoing, the Underwriters may use term sheets substantially in the form of Annex B hereto without the consent of the Company.

(b)    The Company and each Selling Stockholder acknowledge and agree that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company and the Selling Stockholders with respect to the offering of the Shares contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Company, the Selling Stockholders or any other person. Additionally, none of the Underwriters is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters shall have any responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by any Underwriter of the Company or the Selling Stockholders and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Underwriter, as the case may be, and shall not be on behalf of the Company, the Selling Stockholders or any other person.
(c)    Each Selling Stockholder shall deliver to the Representatives prior to the Time of Delivery a properly completed and executed United States Treasury Department Form W−8 (if the Selling Stockholder is a non-United States person) or Form W−9 (if the Selling Stockholder is a United States Person).
(d)    During the Prospectus Delivery Period, each Selling Stockholder will advise the Company and the Representatives promptly in writing, of any change in information in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Time of Sale Information or any amendment or supplement thereto relating to such Selling Stockholder.
(e)    Each of the Selling Stockholders agrees that during the period beginning from the date hereof and continuing until the date that is 45 days after the Time of Delivery, not to and not to permit any of their respective affiliates (not including the Company and its subsidiaries), or anyone authorized to act on behalf of such Selling Stockholder or its affiliates, to, without the prior written consent of the Representatives,  offer, sell, contract to sell, pledge, hypothecate or otherwise dispose of, grant any option to purchase, directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the Exchange Act or engage in any hedging or derivative transaction the value of which is derived from, any Common Stock, or with respect to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any similar securities, or  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or agree, or publicly announce the intention, to do any of the foregoing. Notwithstanding the foregoing sentence, the Selling Stockholders may transfer Common Stock (i) to the Underwriters pursuant to this Agreement (ii) as a bona fide gift or gifts; provided that the donee or donees thereof agree in writing to be bound by the restrictions set forth in this paragraph (e); (ii) to any trust for the direct or indirect benefit of the Selling Stockholder or the immediate family of the Selling Stockholder; provided that the trustee of the trust agrees in writing to be bound by the restrictions set forth in this paragraph (e); and provided further that any such transfer does not involve a disposition for value and (iii) to any wholly−owned subsidiary or any direct or indirect parent of the Selling Stockholder; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this paragraph (e) and there shall be no further transfer of such capital stock except in accordance with this paragraph (e); and provided further that any such transfer does not involve a disposition for value, provided, however, that the Selling Stockholders and their affiliates may sell up to 500,000 Shares of Common Stock as set forth on Schedule III hereto whether pursuant to the exercise of any rights under the Registration Rights Agreement, or otherwise, including through the exercise of rights with respect to any security convertible into or exercisable or exchangeable for Common Stock. In addition, except as otherwise provided in this paragraph (e), each Selling Stockholder agrees that, without the prior written consent of the Representatives it will not, during the period commencing on the date hereof and ending 45 days after the Time of Delivery, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The Selling Stockholders also agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Shares during the period referred to in this paragraph (e) except in compliance with the foregoing restrictions.
8.Conditions to the Obligations of the Underwriters. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the date hereof and the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)The Underwriters shall have received from Cahill Gordon & Reindel llp, counsel for the Underwriters, such opinion or opinions, dated the Time of Delivery and addressed to the Underwriters, with respect to the issuance and sale of the Shares and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(b)Kirkland & Ellis LLP, counsel for the Company, shall have furnished to you their written opinions, dated the Time of Delivery, substantially in the form of Annex C hereto.

(c)Davis Wright Tremaine LLP, special regulatory counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form of Annex D hereto.

(d) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the Selling Stockholders, shall have furnished to you their written opinion with respect to the Selling Stockholders, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex E hereto. Walkers, Cayman Islands counsel to the Selling Stockholder that is incorporated in the Cayman Islands, shall have furnished to you their written opinion with respect to such Selling Stockholder, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex F hereto.

(e)At the Time of Delivery, the Shares shall have been approved for listing on the NASDAQ Global Select Market.

(f)On the date of the Time of Sale Information and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

(g)(i) None of the Company or any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Time of Sale Information and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, and (ii) since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus (for

clarification purposes, this excludes any amendment or supplement to the each of the Registration Statement, the Time of Sale Information and the Prospectus on or after the date of this Agreement) there shall not have been any change in the capital stock, limited liability company interests, partnership interests or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' or members' equity, or results of operations of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the sale or delivery of the Shares on the terms and in the manner contemplated in this Agreement and in the Time of Sale Information and the Prospectus;

(h)Subsequent to the earlier of the Time of Sale and the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company or any debt securities or preferred stock issued or guaranteed by the Company by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Company or of any debt securities or preferred stock issued or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading);

(i)The Shares shall be eligible for clearance and settlement through DTC;

(j)At the Time of Delivery, the Underwriters shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company, dated as of the Time of Delivery, certifying to the matters set forth in subsections (g) and (h) of this Section 8, and further to the effect that:

(i)the representations, warranties and covenants of the Company set forth herein were true and correct as of the date hereof and are true and correct as of the Time of Delivery with the same force and effect as though expressly made on and as of the Time of Delivery;

(ii)the Registration Statement has become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act is pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus has been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information have been complied with; and

(iii)the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery.

(k)At the Time of Delivery, the Underwriters shall have received a written certificate executed by a senior officer of each Selling Stockholder, dated as of the Time of Delivery, certifying to:

(i)the representations, warranties and covenants of such Selling Stockholder set forth herein were true and correct as of the date hereof and are true and correct as of the Time of Delivery with the same force and effect as though expressly made on and as of the Time of Delivery; and

(ii)such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery.

(l)Each Underwriter shall have received a Form W-9 or Form W-8, as applicable, from each Selling Stockholder.

(m)The Registration Statement shall have become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(n)    before the Time of Delivery, the Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the offer and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

9.Indemnification and Contribution.

(a)Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, agents, employees, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives or by a Selling Stockholder expressly for use therein.

(b)Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter its affiliates, agents, employees, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities, (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Time of Sale Prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Time of Sale Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Time of Sale Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives or by a Selling Stockholder expressly for use therein. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be several and not joint and limited to an amount equal to the aggregate public offering price of the Shares sold by such Selling Stockholder under this Agreement after deducting underwriting commissions (but before taxes and expenses which may be payable by such Selling Stockholder).

(c)Indemnification of the Company and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Company, the Selling Stockholders, each of their respective affiliates, officers, directors, employees, members, managers and agents, and each person, if any, who controls the Company or the Selling Stockholders, as applicable, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Communication or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: in the Preliminary Prospectus and the Prospectus the third sentence of the third paragraph and the first through fourth sentences of the fourth paragraph under the heading “Underwriting.”

(d)Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b)

above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it which if raised in a proceeding involving both parties would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between it and the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, officers, directors, employees and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company or any Selling Stockholder and any of their respective affiliates, officers, directors, employees, members, managers and agents and any control persons of the Company, shall be designated in writing by the Company or such Selling Stockholder, as applicable. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, not subject to further appeal, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability provided for in such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person (which shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Indemnified Person.

(e)Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Sell-

ing Stockholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and each Selling Stockholder from the sale of the Shares and the total discounts and commissions received by the Underwriters in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Shares. The relative fault of the Company or the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of each Selling Stockholder under the contribution agreement contained in this paragraph shall be several and not joint and limited to an amount equal to the aggregate public offering price of the Shares sold by such Selling Stockholder under this Agreement after deducting underwriting commissions (but before taxes and expenses which may be payable by such Selling Stockholder).

(f)Limitation on Liability. The Company, the Selling Stockholders and the Underwriters each agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

(g)Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

10.Default by an Underwriter.

(a)If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to pro-

cure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders. that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Information, the Prospectus, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Registration Statement, the Time of Sale Information or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters as provided in subsection (a) above, the aggregate principal amount of such Shares which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Shares, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters as provided in subsection (a) above, the aggregate principal amount of Shares which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Shares, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company or the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
11.Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters and Selling Stockholders, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or Selling Stockholders or any controlling person of any Underwriter or Selling Stockholders, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

12.Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and on or prior to the Time of Delivery (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, the NASDAQ Global Select Market or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any ca-

lamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Shares on the terms and in the manner contemplated by this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus; or (v) any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed.

13.Reliance and Notices. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives on behalf of you as Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters (or any of them) shall be delivered or sent by mail or facsimile transmission to you as Underwriters (or an Underwriter) to Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counseland if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Secretary, and if to the Selling Stockholders shall be delivered, mailed or sent to their addresses set forth on Schedule I hereto. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
14.Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Stockholders, and, to the extent provided in Sections 9 and 11 hereof, the affiliates, officers, directors, employees, members, managers and agents of the Company, the Selling Stockholders, and the affiliates, officers, directors and employees of the Underwriters and each person who controls the Company, the Selling Stockholders or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.Timeliness. Time shall be of the essence in this Agreement.

16.Authority of the Representatives. Any action by the Underwriters hereunder may be taken by any Representative on behalf of the Underwriters, and any such action taken by such Representatives shall be binding upon the Underwriters.

17.Applicable Law. This Agreement shall be governed by and construed in. accordance with the laws of the State of New York.

18.Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

19.Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CHARTER COMMUNICATIONS, INC.,

By:	/s/ Richard R. Dykhouse
Name: Richard R. Dykhouse
Title: Senior Vice President, General Counsel
and Corporate Secretary

Accepted as of the date hereof

Acting severally on behalf of itself and the
several Underwriters named in Schedule I hereto.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Clayton H. Hale III
Name: Clayton H. Hale III
Title: Managing Director

AP CHARTER HOLDINGS (SUB II), LLC

By:	/s/ Darren Glatt
Name: Darren Glatt
Title: Vice President

Red Bird, L.P.
By:  Red Bird GP, Ltd.,
its  General Partner
By: Apollo SVF Management GP, LLC,
its General Partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Oaktree Opportunities Investments, L.P.
By:  Oaktree Fund GP, LLC,
its  General Partner
By:  Oaktree Fund GP I, L.P.,
its  Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

SCHEDULE I

Selling Stockholders	Number of Shares to be Sold
AP Charter Holdings (Sub II), LLC	3,000,000
Red Bird, L.P..	333,333
Oaktree Opportunities Investments, L.P.	1,666,667
Total	5,000,000

Schedule I-1

SCHEDULE II

Underwriters	Number of Shares to be Purchased
Citigroup Global Markets Inc.	5,000,000
Total	5,000,000

Schedule II-1

SCHEDULE III
Lockup Shares

Up to a maximum of 500,000 shares of Common Stock may be sold as follows:

Red Bird, L.P., AP Charter Holdings (Sub II), LLC and their respective affiliates and related funds may sell up to 333,333 shares in the aggregate;

Oaktree Opportunities Investments, L.P. and its affiliates and related funds may sell up to 166,667 shares in the aggregate.

Schedule III-1

ANNEX A

The price at which Citigroup purchased the Shares from the Selling Stockholders is $73.00 per share.

Annex A-1

Annex B

The price at which Citigroup purchased the Shares from the Selling Stockholders is $[ ] per share.

Annex B-1

ANNEX C

Form of Opinion of Kirkland & Ellis LLP

1.	Based solely upon our review of the Company Good Standing Certificate, the Company is a corporation existing and in good standing under the laws of the State of Delaware.

2.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3.	The Shares have been duly authorized and validly issued and are fully paid and non-assessable.

4.
The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof, contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the permitted Free Writing Prospectuses attached hereto as Annex A.

5.
The execution and delivery of the Transaction Documents by the Company, does not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of, (i) the charter or by-laws of the Company, (ii) any Specified Laws, provided that we express no opinion in this paragraph with respect to (a) any laws, rules or regulations to which the Company may be subject as a result of the Underwriters' legal or regulatory status or the involvement of the Underwriters in such transactions or (b) any laws, rules or regulations relating to misrepresentations or fraud, or (iii) the terms or provisions of any contract set forth on Exhibit A attached hereto (collectively, the “Specified Contracts”), it being expressly understood that in each case we express no opinion as to compliance with any financial covenant or test or cross-default provision in any Specified Contract. (The advice in this paragraph is referred to herein as the “No Conflicts Opinion”).

6.
No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under any Specified Law is required to be obtained by the Company with respect to the issuance and sale of the Shares and the performance by each of the Co-Company of its obligations under the Underwriting Agreement. (The advice in this paragraph is referred to herein as the “No Consent Opinion”).

10.
The Registration Statement, at the time it became effective, and the Prospectus, as of its date, appeared on their faces to have complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, except that in each case we do not express any opinion as to any financial statements, financial and accounting data, or supporting schedules (or any notes to any such statements or schedules) or other financial or statistical information derived therefrom in (or omitted from) the Registration Statement or the Prospectus.

11.
The information included in the Registration Statement, the Time of Sale Information and in the Prospectus under the headings “Description of Shares” and “Certain U.S. Federal Income Tax Consequences” to the extent that it purports to summarize terms of the Shares or the Indenture, or laws, governmental rules or regulations or documents referred to therein, is correct in all material respects.

12.	None of the Co-Company is and, immediately after the sale of the Shares to the Underwriters and application of the net proceeds therefrom as described in the Registration Statement, the Time of

Annex C-1

Sale Information and the Prospectus under the caption “Use of Proceeds” will be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

13.
To our knowledge, there are no legal or governmental proceedings that are pending against the Co-Company or any of its subsidiaries or to which any property of the Co-Company or any of its subsidiaries is subject that has caused us to conclude that such proceeding is required by Item 103 of Regulation S-K to be described in the Guarantor's Annual Report on Form 10-K but is not so described in the Prospectus.

Annex C-2

ANNEX D

Form of Opinion of Davis Wright Tremaine LLP

1.The issuance of the Shares and the compliance by the Company with all of the provisions of the Underwriting Agreement (the “Transaction Documents”), and the consummation of the transactions therein contemplated do not and will not contravene the Cable Acts or any order, rule or regulation of the FCC, as they exist today, to which the Company or any of its property is subject.

2.    To the best of our knowledge, no consent, approval, authorization or order of, or registration, qualification or filing with, the FCC is required under the Cable Acts or any order, rule or regulation of the FCC to which the Charter Companies or any of their property is subject and the compliance by the Company with all of the provisions of the Transaction Documents and the consummation of the transactions therein contemplated; however, to the extent that any document purports to grant a security interest in licenses issued by the FCC, the FCC has taken the position that security interests in FCC licenses are not valid. To the extent that any party seeks to exercise control of an FCC license in the event of a default or for any other reason, it may be necessary to obtain prior FCC consent.

3.    The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Risk Factors”, under the subheading “Risks Related to Regulatory and Legislative Matters,” insofar as they constitute summaries of communications laws referred to therein, including the Cable Acts and the published rules, regulations and policies promulgated by the FCC thereunder, fairly summarize the matters described therein.

4.    To our knowledge based solely upon our review of publicly available records of the FCC and operational information provided by the Company's management, the Company and its subsidiaries hold all FCC licenses for Cable Antenna Relay Services necessary to conduct the business of the Company and their subsidiaries as currently conducted, except to the extent the failure to hold such FCC licenses would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

5.    Except as disclosed in the Registration Statement, Time of Sale Information and the Prospectus and except with respect to rate regulation matters, and general rulemakings and similar matters relating generally to the cable television industry, to our knowledge, based solely upon our review of the publicly available records of the FCC and upon inquiry of the Company's management, during the time the cable systems of the Company have been owned by the Company: (A) there has been no adverse FCC judgment, order or decree issued by the FCC relating to the ongoing operations of the Company that has had or could reasonably be expected to have a Material Adverse Effect; and (B) there are no actions, suits, proceedings, inquiries or investigations by or before the FCC pending or threatened in writing against or specifically affecting the Company or any cable system of the Company which could, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

Annex D-1

Annex E

Form of Selling Stockholder Opinion

FORM OF OPINION OF PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

1.The Underwriting Agreement has been duly authorized by each Delaware Selling Stockholder and has been duly executed and delivered by or on behalf of each Selling Stockholder.
2.With respect to each Selling Stockholder, the sale of the Shares to be sold by such Selling Stockholder under the Underwriting Agreement and the compliance by such Selling Stockholder with all of the provisions of the Underwriting Agreement with respect to such Shares will not (a) breach or result in a default under any agreement listed on Schedule C to this letter, other than any breaches or defaults that could not reasonably be expected to materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated by the Underwriting Agreement, (b) violate in the case of a Delaware Selling Stockholder such Delaware Selling Stockholder's Entity Documents and (c) violate Applicable Law or any judgment, order or decree of any court or arbitrator listed on Schedule D to this letter, other than any violation that could not reasonably be expected to materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated by the Underwriting Agreement. For purposes of this letter, the term “Applicable Law” means the Delaware Revised Uniform Limited Partnership Act (the 'LPA”) and the Delaware Limited Liability Company Act (the “LLCA”) and those laws, rules and regulations of the United States of America and the State of New York, in each case which in our experience are normally applicable to the transactions of the type contemplated by the Underwriting Agreement, except that “Applicable Law” does not include federal securities laws, the Cable

2

Acts, the rules and regulations of the FCC, the antifraud provisions of the securities laws of any applicable jurisdiction or any state securities or Blue Sky laws of the various States.
3.With respect to each Selling Stockholder, to our knowledge, no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made (other than as required by any state securities or Blue Sky laws, as to which we express no opinion) is required under any Applicable Law for the performance by such Selling Stockholder of its obligations under the Underwriting Agreement in connection with the Shares to be sold by such Selling Stockholders thereunder. For purposes of this letter, the term “Governmental Authorities” means any executive, legislative, judicial, administrative or regulatory body of the State of Delaware, New York or the United States of America.
4.Assuming each Underwriter acquires its interest in the Shares it has purchased from the Selling Stockholders under the Underwriting Agreement in good faith without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code in effect in the State of New York on the date of this letter (the “NY-UCC”)) with respect to the Shares, (i) each Underwriter that has purchased the Shares delivered on the date hereof to The Depository Trust Company (assuming The Depository Trust Company is a clearing corporation within the meaning of Section 8-102(a)(5) of the NY-UCC) or other securities intermediary (assuming such other securities intermediary is a securities intermediary within the meaning of Section 8-102(14) of the NY-UCC) by making payment therefor as provided in the Underwriting Agreement, and that has had the Shares credited by book entry to the securities account or accounts (within the meaning of Section 8-501(a) of the NY-UCC, assuming that the securities intermediary's jurisdiction (within the meaning of Section

3

8-110(e) of the NY-UCC) for the securities account or accounts is the State of New York) of such Underwriter maintained by The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the NY-UCC) to such Shares purchased by such Underwriter and (ii) no action based on an adverse claim (within the meaning of Section 8-102(a)(1) and Section 8-502 of the NY-UCC) may be asserted against such Underwriter with respect to such Shares.

Schedule A

The Selling Stockholders
AP Charter Holdings (Sub II), LLC
Oaktree Opportunities Investments, L.P.
Red Bird, L.P.

Schedule B

The Delaware Selling Stockholders

AP Charter Holdings (Sub II), LLC
Oaktree Opportunities Investments, L.P.

Schedule C

Covered Agreements

Margin Loan Agreement, dated as of June 1, 2012, by and among AP Charter Holdings (Sub II), LLC, Citibank, N.A., as Administrative Agent, and the Lenders party thereto from time to time.

Schedule D

Covered Orders
None.

Annex F

SELLING STOCKHOLDER (CAYMAN ISLANDS) OPINION
FORM OF WALKERS OPINION

Based upon the foregoing examinations and assumptions and upon such searches as we have conducted and having regard to legal considerations which we consider relevant, and subject to the qualifications set out in Schedule 3, and under the laws of the Cayman Islands, we give the following opinions in relation to the matters set out below.

1.
The Partnership is an exempted limited partnership duly formed, registered and validly existing under the laws of the Cayman Islands and is in good standing with the Registrar of Exempted Limited Partnerships in the Cayman Islands.

2.	Based solely upon our review of the Partnership Records (as defined in Schedule 1) the general partner of the Partnership is the Company.

3.
The Company is an exempted company duly incorporated with limited liability, validly existing under the laws of the Cayman Islands and is in good standing with the Registrar of Companies in the Cayman Islands.

4.
The Company has full corporate power and authority to execute and deliver the Document and to perform its obligations under the Document on its own account and as general partner of the Partnership, as provided in the Partnership Agreement (as defined in Schedule 1).

5.
The Document has been duly authorised and executed by the Company on its own account and/or as general partner of the Partnership (as the case may be) and when delivered by the Company in such capacities, will constitute the legal, valid and binding obligations of the Company and/or the Partnership (as the case may be) enforceable in accordance with its terms.

6.
The execution, delivery and performance of the Document by the Company, on its own account or as general partner of the Partnership (as the case may be) and the consummation of the transactions contemplated thereby and the compliance by the Company and the Partnership with the terms and provisions thereof do not:

(a)	contravene any law, public rule or regulation of the Cayman Islands applicable to the Company or the Partnership which is currently in force;

(b)	contravene the Memorandum and Articles of Association of the Company; or

(c)	contravene the Partnership Agreement.

7.	Neither:

(a)	the execution, delivery or performance of the Document; nor

Annex F

(b)	the consummation or performance of any of the transactions contemplated thereby by the Company or the Partnership,

requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any Cayman Islands governmental or judicial authority or agency.

8.
The law (if any) chosen in the Document to govern its interpretation would be upheld as a valid choice of law in any action on that Document in the courts of the Cayman Islands (the "Courts" and each a "Court").

9.
Save as set out in qualification 2 in Schedule 3, there are no stamp duties, income taxes, withholdings, levies, registration taxes, or other duties or similar taxes or charges now imposed, or which under the present laws of the Cayman Islands could in the future become imposed in connection with the enforcement or admissibility in evidence of the Document or on any payment to be made by the Company, the Partnership or any other person pursuant to the Document. The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

10.
None of the parties to the Document is or will be deemed to be resident, domiciled or carrying on business in the Cayman Islands by reason only of the execution, delivery, performance or enforcement of the Document.

11.
A judgment obtained in a foreign court (other than certain judgments of a superior court of any state of the Commonwealth of Australia) will be recognised and enforced in the Courts without any re-examination of the merits at common law, by an action commenced on the foreign judgment in the Grand Court of the Cayman Islands (the "Grand Court"), where the judgment:

(a)	is final and conclusive;

(b)	is one in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules;

(c)
is either for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations or, in certain circumstances, for in personam non-money relief (following Bandone Sdn Bhd v Sol Properties Inc. [2008] CILR 301); and

(d)	was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

12.
It is not necessary under the laws of the Cayman Islands that the Document be registered or recorded in any public office or elsewhere in the Cayman Islands in order to ensure the validity or enforceability of the Document.

Annex F

13.	It is not necessary under the laws of the Cayman Islands:

(a)	in order to enable any party to the Document to enforce their rights under the Document; or

(b)	solely by reason of the execution, delivery and performance of the Document,

that any party to the Document should be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands or any other political subdivision thereof.

14.
To the extent that the Document contains a provision pursuant to which the Company agrees for itself and/or as general partner of the Partnership to submit to the jurisdiction of the courts specified therein the Company and/or the Partnership has executed an effective submission to the jurisdiction of such courts in such capacities.

15.
The Company and the Partnership are subject to civil and commercial law with respect to their obligations under the Document and neither the Company nor the Partnership nor any of their assets are entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the Courts in proceedings against the Company or the Partnership in respect of any obligations under the Document, which obligations constitute private and commercial acts rather than governmental or public acts.

16.
Based solely upon our examination of the Register of Writs and other Originating Process of the Grand Court (the "Court Register") on [15] August 2012 (the "Search Date"), we confirm that, as at 9.00 am on the Search Date (the "Search Time"), there are no actions, suits or proceedings pending against the Company or the Partnership before the Grand Court and no steps have been, or are being, taken compulsorily to wind up the Company or to dissolve the Partnership.

17.	Based solely upon our examination of the minute books of the Company as at the time of our examination no resolution voluntarily to wind up the Company has been adopted by its members.

18.
Pursuant to the Exempted Limited Partnership Law (as amended) (the "Partnership Law"), the general partner(s) of the Partnership shall, in the event that the assets of the Partnership are inadequate, be liable for all debts and obligations of the Partnership.  A successor or additional general partner of the Partnership will be liable as described above for all debts and obligations of the Partnership either existing at the time of its admission as a general partner or incurred during the period of its general partnership.  A general partner which ceases to be a general partner of the Partnership will remain liable for all the debts and obligations of the Partnership for which it was liable as at the time of its retirement unless a valid release is given by the relevant creditors.

Annex F

19.	There are no foreign exchange controls or foreign exchange regulations under the currently applicable laws of the Cayman Islands.

20.	Each of the parties to the Document has standing to bring an action or proceedings before the Courts for the enforcement of the Document.

This opinion is limited to the matters referred to herein and shall not be construed as extending to any other matter or document not referred to herein.  This opinion is given solely for your benefit and the benefit of your legal advisers acting in that capacity in relation to this transaction and save as set out below may not be relied upon by any other person without our prior written consent.
This opinion shall be construed in accordance with the laws of the Cayman Islands.
Yours faithfully
WALKERS

Walkers                                                 Page6

SCHEDULE 1
LIST OF DOCUMENTS EXAMINED

1.
The Certificate of Incorporation dated 18 December 2007, amended and restated Memorandum and Articles of Association as registered on 7 January 2008, minute book, Register of Members, Register of Directors, Register of Officers and Register of Mortgages and Charges, in each case, of the Company, copies of which have been provided to us by its registered office in the Cayman Islands (together the "Company Records").

2.	The Court Register kept at the Clerk of Court's Office, George Town, Grand Cayman, as at the Search Time.

3.
A Certificate of Good Standing dated 13 August 2012 in respect of the Company issued by the Registrar of Companies in the Cayman Islands and a Certificate of Good Standing dated 13 August 2012 in respect of the Partnership issued by the Registrar of Exempted Limited Partnerships in the Cayman Islands (together the "Certificates of Good Standing").

4.
A copy of the executed Third Amended and Restated Exempted Limited Partnership Agreement dated 22 June 2009 with effect as of 3 January 2008 between the Company and the limited partners listed therein (the "Partnership Agreement").

5.
The Certificate of Registration of the Partnership dated 20 December 2007 issued by the Registrar of Exempted Limited Partnerships, Register of Mortgages of Limited Partnership Interests and Section 9 Statement dated 20 December 2007 and Section 10 Statement dated 2 January 2008, copies of which have been provided to us by its registered office in the Cayman Islands,(together the "Partnership Records").

6.	A copy of executed written resolutions of the Board of Directors of the Company dated 8 August 2012, (the "Resolutions").

7.	A copy of the Underwriting Agreement dated 8 August 2012 (the "Document").

Walkers                                                 Page7

SCHEDULE 2
ASSUMPTIONS

1.
There are no provisions of the laws of any jurisdiction outside the Cayman Islands which would be contravened by the execution or delivery of the Document and, insofar as any obligation expressed to be incurred under the Document is to be performed in or is otherwise subject to the laws of any jurisdiction outside the Cayman Islands, its performance will not be illegal by virtue of the laws of that jurisdiction.

2.
The Document is within the capacity, power, and legal right of, and has been or will be duly authorised, executed and delivered by, each of the parties thereto (other than the Company and the Partnership).

3.
The Document constitutes or, when executed and delivered, will constitute the legal, valid and binding obligations of each of the parties thereto enforceable in accordance with its terms as a matter of the laws of all relevant jurisdictions (other than the Cayman Islands).

4.
The choice of the laws of the jurisdiction selected to govern the Document has been made in good faith and will be regarded as a valid and binding selection which will be upheld in the courts of that jurisdiction and all relevant jurisdictions (other than the Cayman Islands).

5.
All authorisations, approvals, consents, licences and exemptions required by, and all filings and other steps required of each of the parties to the Document outside the Cayman Islands to ensure the legality, validity and enforceability of the Document have been or will be duly obtained, made or fulfilled and are and will remain in full force and effect and any conditions to which they are subject have been satisfied.

6.	All conditions precedent, if any, contained in the Document have been or will be satisfied or waived.

7.	The Board of Directors of the Company considers the execution of the Document and the transactions contemplated thereby to be in the best interests of the Company and the Partnership.

8.	No disposition of property effected by the Document is made for an improper purpose or wilfully to defeat an obligation owed to a creditor and at an undervalue.

9.
The Company and the Partnership were each on the date of execution of the Document able to pay its debts as they became due from its own moneys, and any disposition or settlement of property effected by the Document is made in good faith and for valuable consideration and at the time of each disposition of property by the Company and the Partnership pursuant to the Document the Company will be able to pay its debts and those of the Partnership as they become due from its own moneys or those of the Partnership, as the case may be.

Walkers                                                 Page8

10.
The originals of all documents examined in connection with this opinion are authentic. The signatures, initials and seals on the Document are genuine and are those of a person or persons given power to execute the Document under the Resolutions or any power of attorney given by the Company to execute such documents. All documents purporting to be sealed have been so sealed. All copies are complete and conform to their originals. The Document conforms in every material respect to the latest draft of the same produced to us and, where provided in successive drafts, have been marked up to indicate all changes to such documents.

11.
The Document was executed as a single physical document (whether in counterpart or not) in full and final form or, where the Document was executed by or behalf of any company, body corporate or corporate entity, the relevant signature page was attached to such document by, or on behalf of, the relevant person or otherwise with such person's express or implied authority.

12.
The Memorandum and Articles of Association reviewed by us are the Memorandum and Articles of Association of the Company in force at the date hereof and the Partnership Agreement reviewed by us is the Partnership Agreement of the Partnership in force at the date hereof and each of the parties to the Partnership Agreement has duly executed and delivered the same.

13.
The Company Records are complete and accurate and constitute a complete and accurate record of the business transacted and resolutions adopted by the Company and all matters required by law and the Memorandum and Articles of Association of the Company to be recorded therein are so recorded.

14.
The Partnership Records are complete and accurate and constitute a complete and accurate record of the business transacted by the Partnership and all matters required by law to be recorded therein are so recorded and the Partnership Records include complete copies of all matters required by law to be filed with the Registrar of Exempted Limited Partnerships.

15.
There are no records of the Company and the Partnership (other than the Company Records and the Partnership Records), agreements, documents or arrangements other than the documents expressly referred to herein as having been examined by us which materially affect, amend or vary the transactions envisaged in the Document or restrict the powers and authority of the Directors of the Company in any way or which would affect any opinion given herein.

16.
The Resolutions have been duly executed (and where by a corporate entity such execution has been duly authorised if so required) by or on behalf of each Director and the signatures and initials thereon are those of a person or persons in whose name the Resolutions have been expressed to be signed.

17.	The Resolutions and any power of attorney given by the Company to execute the Document remain in full force and effect and have not been revoked or varied.

Walkers                                                 Page9

18.
No resolution voluntarily to wind up the Company has been adopted by the members and no event of a type which is specified in the Articles of Association of the Company as giving rise to the winding-up of the Company (if any) has in fact occurred.

19.	None of the following shall have occurred:

(a)	an event of a type specified in the Partnership Agreement as requiring the Partnership to be wound up and dissolved;

(b)
the passing of a resolution of all the general partners of the Partnership and a two-thirds majority of partners, or as otherwise specified in the Partnership Agreement, requiring the Partnership to be wound up and dissolved;

(c)	the filing with the Registrar of Exempted Limited Partnerships of a notice of dissolution under section 15(3) of the Partnership Law; or

(d)
the service by the Company (or its legal representative) of a notice on all Limited Partners informing them of the commencement of liquidation or bankruptcy proceedings, or the withdrawal, removal or making of a winding up or dissolution order in relation to the last remaining general partner.

Walkers                                                 Page10

SCHEDULE 3
Qualifications

1.
The term "enforceable" and its cognates as used in this opinion means that the obligations assumed by any party under the Document are of a type which the Courts enforce.  This does not mean that those obligations will necessarily be enforced in all circumstances in accordance with their terms.  In particular:

(a)
enforcement of obligations and the priority of obligations may be limited by bankruptcy, insolvency, liquidation, reorganisation, readjustment of debts or moratorium and other laws of general application relating to or affecting the rights of creditors or by prescription or lapse of time;

(b)
enforcement may be limited by general principles of equity and in particular the availability of certain equitable remedies such as injunction or specific performance of an obligation may be limited where a Court considers damages to be an adequate remedy;

(c)	claims may become barred under statutes of limitation or may be or become subject to defences of set-off, counterclaim, estoppel and similar defences;

(d)
where obligations are to be performed in a jurisdiction outside the Cayman Islands, they may not be enforceable in the Cayman Islands to the extent that performance would be illegal under the laws of, or contrary to the public policy of, that jurisdiction;

(e)	a judgment of a Court may be required to be made in Cayman Islands dollars;

(f)
to the extent that any provision of the Document is adjudicated to be penal in nature (including, without limitation, any provision for the forfeiture or transfer of all or any part of a limited partner's partnership interest following such limited partner's default), it will not be enforceable in the Courts; in particular, the enforceability of any provision of the Document which imposes additional obligations in the event of any breach or default, or of payment or prepayment being made other than on an agreed date, may be limited to the extent that it is subsequently adjudicated to be penal in nature and not an attempt to make a reasonable pre-estimate of loss;

(g)	to the extent that the performance of any obligation arising under the Document would be fraudulent or contrary to public policy, it will not be enforceable in the Courts;

(h)
in the case of an insolvent liquidation of the Company, its liabilities are required to be translated into the functional currency of the Company (being the currency of the primary economic environment in which it operated

Walkers                                                 Page11

as at the commencement of the liquidation) at the exchange rates prevailing on the date of commencement of the voluntary liquidation or the day on which the winding-up order is made (as the case may be);

(i)	a Court will not necessarily award costs in litigation in accordance with contractual provisions in this regard;

(j)
the effectiveness of terms in the Document excusing any party from a liability or duty otherwise owed or indemnifying that party from the consequences of incurring such liability or breaching such duty shall be construed in accordance with, and shall be limited by, applicable law, including generally applicable rules and principles of common law and equity.

2.	Cayman Islands stamp duty will be payable on any Document that is executed in or brought to the Cayman Islands, or produced before a Court.

3.
A certificate, determination, calculation or designation of any party to the Document as to any matter provided therein might be held by a Court not to be conclusive, final and binding, notwithstanding any provision to that effect therein contained, for example if it could be shown to have an unreasonable, arbitrary or improper basis or in the event of manifest error.

4.
If any provision of the Document is held to be illegal, invalid or unenforceable, severance of such provision from the remaining provisions will be subject to the discretion of the Courts notwithstanding any express provisions in this regard.

5.
Every conveyance or transfer of property, or charge thereon, and every payment obligation and judicial proceeding, made, incurred, taken or suffered by a company at a time when that company was unable to pay its debts within the meaning of section 93 of the Companies Law, and made or granted in favour of a creditor with a view to giving that creditor a preference over the other creditors of the company, would be invalid pursuant to section 145(1) of the Companies Law, if made, incurred, taken or suffered within the six months preceding the commencement of a liquidation of the Company.  Such actions will be deemed to have been made with a view to giving such creditor a preference if it is a "related party" of the company.  A creditor shall be treated as a related party if it has the ability to control the company or exercise significant influence over the company in making financial and operating decisions.

6.
Any disposition of property made at an undervalue by or on behalf of a company and with an intent to defraud its creditors (which means an intention to wilfully defeat an obligation owed to a creditor), shall be voidable:

(a)	under section 146(2) of the Companies Law at the instance of the company's official liquidator; and

(b)	under the Fraudulent Dispositions Law, at the instance of a creditor thereby prejudiced,

Walkers                                                 Page12

provided that in either case, no such action may be commenced more than six years after the date of the relevant disposition.

7.
Pursuant to the provisions of section 15(4) of the Partnership Law, sections 145(1) and 146 of the Companies Law apply to the winding-up and dissolution of exempted limited partnerships, and the references in the preceding two paragraphs to a company shall include an exempted limited partnership.

8.
If any business of a company or an exempted limited partnership has been carried on with intent to defraud creditors of the company or the exempted limited partnership (as the case may be) or creditors of any other person or for any fraudulent purpose, the Court may declare that any persons who were knowingly parties to the carrying on of the business of the company or the exempted limited partnership in such manner are liable to make such contributions, if any, to the company's assets or the assets of the exempted limited partnership (as the case may be) as the Court thinks proper.

9.	We express no opinion upon the effectiveness of any clause of the Document providing that the terms of such Document may only be amended in writing.

10.
Notwithstanding any purported date of execution in the Document, the rights and obligations therein contained take effect only on the actual execution and delivery thereof but the Document may provide that it has retrospective effect as between the parties thereto alone.

11.
The obligations of the Company and of the Partnership may be subject to restrictions pursuant to United Nations sanctions and/or measures adopted by the European Union Council for Common Foreign & Security Policy extended to the Cayman Islands by the Order of Her Majesty in Council.

12.
Persons who are not party to the Document (other than persons acting pursuant to powers contained in a deed poll) under the laws of the Cayman Islands have no direct rights or obligations under the Document.

13.
Our opinions as to good standing are based solely upon receipt of the Certificates of Good Standing.  The term "good standing" as used herein means that the Company and the Partnership are not currently in breach of their respective obligations to file the annual return, and pay the annual filing fees, due for the current calendar year, and having regard to any grace periods permitted under the Companies Law or the Partnership Law (as appropriate).

14.
The Court Register may not reveal whether any out of court appointment of a liquidator or a receiver has occurred. The Court Register may not constitute a complete record of the proceedings before the Grand Court as at the Search Time including for the following reasons:

(a)	it may not reveal whether any documents filed subsequently to an originating process by which new causes of action and/or new parties are or may be

Walkers                                                 Page13

added (including amended pleadings, counterclaims and third party notices) have been filed with the Grand Court;

(b)	it may not be updated every day;

(c)	documents may have been removed from it, or may not have been placed on it, where an order has been made to that effect in a particular cause or matter; and

(d)	it may not reveal any orders made ex parte on an urgent basis where the originating process is issued subsequently pursuant to an undertaking given to the Court at the time the order is made.

15.	We express no opinion upon the references in the Partnership Agreement or the Document to any law or statute not being a Cayman Islands law or statute.

16.
We render no opinion as to the specific enforcement as against the Company of covenants granted by the Company to do or to omit to do any action or other matter which is reserved by applicable law or the Company's constitutional documents to the Company's members or any other person.

17.
Where a document provides for an exclusive or non-exclusive jurisdiction clause submitting (or permitting the submission) to the jurisdiction of the Courts, a Court may decline to accept jurisdiction in any matter where:

(a)	it determines that some other jurisdiction is a more appropriate or convenient forum;

(b)	another court of competent jurisdiction has made a determination in respect of the same matter; or

(c)	litigation is pending in respect of the same matter in another jurisdiction.

Proceedings may be stayed in the Cayman Islands if concurrent proceedings in respect of the same matter are or have been commenced in another jurisdiction.

18.
Where a document provides for an exclusive jurisdiction clause submitting to a jurisdiction of a court other than the Courts, notwithstanding any provision of the document providing for the exclusive jurisdiction of a court other than the Courts, the Court may, if it is satisfied that it is just and equitable to allow such proceedings to continue in the Cayman Islands:

(a)	decline to stay proceedings issued in contravention of such provision; or

(b)	grant leave to serve proceedings out of the Cayman Islands.

Walkers                                                 Page14

19.
The fact that a party has standing to bring an action or proceedings in the Courts will not prevent such action or proceedings being dismissed or stayed on other grounds. You should also note that only creditors, members and the Company will have standing to bring a petition to wind up the Company.

Walkers                                                 Page15

SCHEDULE 4
Addressees
[Addressee Name]
[Addressee Address]
[Addressee Name]
[Addressee Address]